UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report  December 22, 2000

                            Jet Set Life USA, Inc.

      Delaware                     33-18461                   75-2195575
-----------------------     ----------------------    -------------------------
 State of Jurisdiction      Commission File Number    IRS Identification Number

           21935 Van Buren, Suite 4     Grand Terrace, CA     92313
           ----------------------------------------------    --------
                            Address                          Zip Code

Registrant's Phone Number   (909) 783-1800


Item 304(a).    Changes in Registrant's Certifying Accountant

Jet Set Life USA, Inc. has retained the services of James F. Raftery, CPA,
PC located at 946 S. Stapley Drive Suite 103, Mesa, AZ 85204 to perform the annual audit of their financial statements for the year ending June 30, 2000.

Previously, the firm of Hansen, Barnett and Maxwell was engaged to audit the consolidated balance sheet, statement of operations, cash flows and stockholders' deficit of Jet Set Life, USA, Inc. for the years ended June
30, 1999 and 1998. The board of directors has elected not to re-hire the firm for the year ended June 30, 2000. The audit reports of Hansen, Barnett and Maxwell for the years ended June 30, 1999 and 1998 were unqualified opinions. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures for the two most recent years and the subsequent interim periods. The registrant has authorized the former accountant to respond fully to the inquiries of the successor accountant.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 22, 2001                /s/   George W. French
                                        -----------------------
                                        Jet Set Life USA, Inc.
                                        George W. French, President

 HANSEN, BARNETT & MAXWELL
  A Professional Corporation
 CERTIFIED PUBLIC ACCOUNTANTS

                                                   (801) 532-2200
Member of AICPA Division of Firms                 Fax (801) 532-7944
      Member of SECPS                        345 East Broadway, Suite 200
Member of Summit International Associates   Salt Lake City, Utah 84111-2693




                              December 22, 2000



Securities and Exchange Commission
Washington, DC 20549

Re:  Jet Set Life USA, Inc.

We have read the statements regarding the dismissal of Hansen, Barnett & Maxwell in the Form 8-K dated December 22, 2000 and agree with these statements.


                              /S/ Hansen, Barnett & Maxwell
                              ------------------------------
                              HANSEN, BARNETT & MAXWELL